                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         January 24, 2002
                                                 ------------------------------


                             Cooper Industries, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            1-1175                                        31-4156620
-------------------------------------      ------------------------------------
    (Commission File Number)                (IRS Employer Identification No.)


 600 Travis, Suite 5800, Houston, Texas                     77002
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


                                  713/209-8400
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

Fourth Quarter Results of Operations

On January 24, 2002, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the fourth quarter and full year 2001.

Item 7.     Financial Statements and Exhibits.

 Exhibits

   99.1 Company press release dated January 24, 2002 titled "Cooper Industries Reports Performance for Fourth Quarter and Full Year 2001"

Item 9.     Regulation FD Disclosure.


                           BUSINESS OUTLOOK FOR 2002

The following sets forth Cooper's earnings outlook for 2002, based on current expectations. Cooper expects first-quarter 2002 earnings in the range of approximately $.50 per share and expects full-year 2002 earnings in the range of approximately $3.00 per share.

The above statements are forward-looking, and actual results may differ materially. The above statements are based on a number of assumptions, risks and uncertainties. The primary economic assumptions include, without limitation, (1) continued slowness in the domestic economy during the first part of the year and modestly improving growth thereafter; (2) stable demand in European and Latin American markets; (3) no significant change in raw material or energy costs; (4) realization of benefits of cost reduction programs with no major disruptions from those programs currently underway; and (5) no significant adverse changes in the relationship of the U.S. dollar to the currencies of countries in which the Company does business. The estimates also assume, without limitation, no significant change in competitive conditions and such other risk factors as are discussed from time to time in Cooper's periodic filings with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COOPER INDUSTRIES, INC.
                                          (Registrant)



Date:    January 24, 2002                 /s/ D. BRADLEY MCWILLIAMS
                                          -------------------------------------
                                          D. Bradley McWilliams
                                          Senior Vice President, and Chief
                                          Financial Officer

                                  EXHIBIT INDEX


Exhibit No.
-----------

  99.1 Company press release dated January 24, 2002 titled "Cooper Industries Reports Performance for Fourth Quarter and Full Year 2001"